UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

Service Corporation International
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Service Corporation International (“SCI”) has, in connection with its previously announced private offering (the “Offering”) of $425 million aggregate principal amount of Senior Notes due 2022 (the “Notes”), presented certain information about its business and its pending acquisition of Stewart Enterprises, Inc. (“Stewart”) to potential investors. A copy of the investor presentation is attached as Exhibit 99.1 and is incorporated by reference.

In the documents distributed to potential investors in connection with the Offering, SCI disclosed risk factors related to the Offering and to the acquisition of Stewart. This information is attached as Exhibit 99.2 and is incorporated by reference.

The information in Item 7.01 of this Current Report on Form 8-K and the corresponding Exhibits filed in Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States only to non-U.S. investors pursuant to Regulation S.  The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer solicitation or sale in any jurisdiction in which such offering solicitation or sale would be unlawful.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties. Readers are cautioned that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving SCI and Stewart, including future financial and operating results, the combined company’s plans, objectives, synergies, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Stewart’s shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that may affect future results are contained in SCI’s filings with the SEC, which are available at www.sci-corp.com.  SCI disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01                      Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

99.1	Investor Presentation

99.2	Risk Factors Disclosures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2013

Service Corporation International

By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation

99.2	Risk Factors Disclosures